USA Mutuals Vitium Global Fund (the “Fund”)

Institutional Class – VICVX

Investor Class – VICEX

Class A – VICAX

Class C – VICCX

a Series of Northern Lights Fund Trust IV (the “Trust”)

Supplement dated March 31, 2021

to the Prospectus and Statement of Additional Information (“SAI”) dated January 22, 2021

Important Notice Regarding Change in Name

Effective on or about April 30, 2021, the Fund’s name will change to USA Mutuals Vice Global Fund. Accordingly, all references to USA Mutuals Vitium Global Fund in the Prospectus and SAI are replaced in their entirety, including all references to the “Vitium Fund” found below.

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At a meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust IV (the “Trust”) held on March 2, 2021, the Board approved U.S Bank National Association (“US Bank”) to serve as the Fund’s securities lending agent pursuant to a Securities Lending Agency Agreement between US Bank and the Trust on behalf of the Fund.

Accordingly, the following disclosure has been added to the Fund’s Prospectus and SAI:

Securities Lending Activities

To generate additional income, the Vitium Fund may lend its portfolio securities to qualified banks, broker-dealers and other financial institutions (referred to as “borrowers”), provided that: (i) the loan is continuously secured by collateral in cash, cash equivalents, bank letters of credit or U.S. government securities equal to at least 100% of the value of the loaned securities, and such collateral is valued, or “marked to market,” daily (borrowers are required to furnish additional collateral to the Vitium Fund as necessary to fully cover its obligations); (ii) the loan may be recalled at any time by the Fund and the loaned securities returned; (iii) the Vitium Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (iv) the aggregate value of the loaned securities will not exceed 33 1/3% of the Vitium Fund’s total assets. The Vitium Fund generally retains part or all of the interest received on investment of the cash collateral or receives a fee from the borrower. While this practice will not impact the Vitium Fund’s principal investment strategy, it does subject the Vitium Fund to the securities lending risk described in the Prospectus.

 Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Vitium Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, the Vitium Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, the Vitium Fund will only enter into portfolio loans after a review of all pertinent factors by the Adviser under the oversight of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Adviser. An attempt may be made to recall a loan in time to vote proxies if fund management has knowledge of a material vote respect to the loaned securities and the matter involved would have a material effect on the Vitium Fund’s investment in the security. The costs of securities lending are not reflected in the “Annual Fund Operating Expenses” table or “Example” above.

Securities Lending Risk. The Vitium Fund may lend its portfolio securities to financial institutions under guidelines adopted by the Board, including a requirement that the Vitium Fund receive cash collateral from the borrower equal to no less than 100% of the market value of the securities loaned. The Vitium Fund may invest this cash collateral in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Vitium Fund will lose money from the investment of the cash collateral. Borrower default risk is the risk that the Vitium Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

The following disclosure is added to the SAI:

U.S. Bank National Association (“US Bank”) serves as the Vitium Fund’s securities lending agent pursuant to a Securities Lending Agency Agreement between US Bank and the Trust on behalf of the Vitium Fund. The services provided by the custodian as securities lending agent are as follows: selection of securities to be loaned; locating borrowers previously approved by the Board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the Vitium Fund’s instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the Vitium Fund’s instructions; and arranging for return of loaned securities to the Vitium Fund at loan termination.

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You should read this Supplement in conjunction with the Fund’s Prospectus and SAI dated January 22, 2021 which provides information that you should know about the Fund before investing. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting usamutuals.com or by calling 1-866-264-8783.